SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : January 25, 1999


                           LEHMAN ABS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39649-13              13-3447441
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


Three World Financial Center, 200 Vesey Street
New York, New York                                             10022
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     On the Distribution Date in January 1999, The Chase Manhattan Bank, as trustee (the "Trustee") of BankBoston Home Equity Loan Trust 1998-2 (the
"Series 1998-2 Trust") made the required distribution to holders (the "Series 1998-2 Certificateholders") of the Series 1998-2 Trust's Home Equity Loan Asset Backed Certificates, pursuant to a Pooling and Servicing Agreement dated as of December 1, 1998 (the "Pooling and Servicing Agreement") by and among Lehman ABS Corporation, as depositor, BankBoston, N.A., as seller and master servicer, and The Chase Manhattan Bank, as trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Trustee distributed the Monthly Report, which is annexed hereto as Exhibit 1, to the the Series 1998-2 Certificateholders.

Item 7.  Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Monthly Statement to Certificateholders on January 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant on behalf of the Series 1998-2 Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    January 28, 1999              By:  /s/ JoAnn Manieri
                                        JoAnn Manieri
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Statement to Certificateholders           5
                         on January 25, 1999

                                  Exhibit 99.1

               Monthly Statement to Certificateholders on January 25, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                        BANKBOSTON HOME EQUITY LOAN TRUST
                             HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           01/25/99                                                                                         PAGE #      1
RECORD DATE:         12/14/98

-----------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL        BEGINNING                                                                                        ENDING
         CERTIFICATE     CERTIFICATE     PRINCIPAL        INTEREST           TOTAL          REALIZED LOSS               CERTIFICATE
CLASS      BALANCE         BALANCE      DISTRIBUTION    DISTRIBUTION     DISTRIBUTION   PRINCIPAL     INTEREST              BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
  A-1   195,707,000.00  195,707,000.00  13,704,400.06   1,024,199.97   14,728,600.03      0.00           0.00        182,002,599.94
  A-2    74,621,000.00   74,621,000.00           0.00     366,264.74      366,264.74      0.00           0.00         74,621,000.00
  A-3    48,830,000.00   48,830,000.00           0.00     244,556.92      244,556.92      0.00           0.00         48,830,000.00
  A-4    20,563,000.00   20,563,000.00           0.00     104,699.94      104,699.94      0.00           0.00         20,563,000.00
  A-5    46,843,000.00   46,843,000.00           0.00     239,680.02      239,680.02      0.00           0.00         46,843,000.00
  A-6    35,211,000.00   35,211,000.00           0.00     194,834.20      194,834.20      0.00           0.00         35,211,000.00
  A-7    46,864,000.00   46,864,000.00           0.00     239,787.47      239,787.47      0.00           0.00         46,864,000.00
  R               N/A            N/A            N/A           0.00              0.00      0.00           0.00            N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL   468,639,000.00  468,639,000.00   13,704,400.06  2,414,023.26   16,118,423.32      0.00           0.00        454,934,599.94
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------               -----------------------------
                  FACTOR INFORMATION PER $1,000                                                          PASS-THRU RATES


               PRINCIPAL     INTEREST          END. CERT.                                                   PASS-THRU
  CLASS      DISTRIBUTION  DISTRIBUTION         BALANCE                                          CLASS         RATE

--------------------------------------------------------------------------------               ------------------------------
  A-1       70.02508883     5.23333335        929.97491117                                        A-1         6.280000%
  A-2        0.00000000     4.90833331       1000.00000000                                        A-2         5.890000%
  A-3        0.00000000     5.00833340       1000.00000000                                        A-3         6.010000%
  A-4        0.00000000     5.09166659       1000.00000000                                        A-4         6.110000%
  A-5        0.00000000     5.11666674       1000.00000000                                        A-5         6.140000%
  A-6        0.00000000     5.53333333       1000.00000000                                        A-6         6.640000%
  A-7        0.00000000     5.11666674       1000.00000000                                        A-7         6.140000%
   R                N/A            N/A            N/A                                              R              N/A
--------------------------------------------------------------------------------               ------------------------------


If there are any questions or comments, please contact the Administrator listed below.

                     ---------------------------------------
                                JOANN MANIERI
                           THE CHASE MANHATTAN BANK
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3185
                     ---------------------------------------

                                                                                       (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK





 ----------------------------------------------------------------------------------------------------------------------------------
                                        BANKBOSTON HOME EQUITY LOAN TRUST
                             HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           01/25/99                                                                                     PAGE #       2
   RECORD DATE:         12/14/98


SECTION 5.03 (i)             AVAILABLE FUNDS                                                                16,162,749.19
                             INSURED PAYMENT                                                                        0.00


SECTION 5.03 (ii)            BEGINNING POOL PRINCIPAL BALANCE                                               468,639,592.38
SECTION 5.03 (xix)           ENDING POOL PRINCIPAL BALANCE                                                  455,947,278.50


SECTION 5.03 (iii)           AGGREGATE AMOUNT OF PRINCIPAL COLLECTIONS                                      12,692,313.88
                             AGGREGATE AMOUNT OF INTEREST COLLECTIONS                                       3,699,087.38


SECTION 5.03 (iv)            NUMBER OF MORTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS
                             PRINCIPAL BALANCE OF MORTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS           11,201,864.16


SECTION 5.03 (v)             AMOUNT OF ALL CURTAILMENTS RECEIVED                                               83,615.12


SECTION 5.03 (vi)            PRINCIPAL PORTION OF ALL MONTHLY PAYMENTS                                      12,692,313.88


SECTION 5.03 (vii)           INTEREST PORTION OF ALL MONTHLY PAYMENTS                                       3,665,701.81


SECTION 5.03 (viii)          AMOUNT REQUIRED TO BE PAID BY THE SELLER PURSUANT TO SECTIONS 2.02, 2.04, 2.06         0.00


SECTION 5.03 (ix)            AMOUNT OF MONTHLY ADVANCES (SIMPLE INTEREST ADVANCE)                                   0.00
                             AMOUNT OF MONTHLY ADVANCES (DELINQUENT ADVANCE)                                  273,324.05
                             AMOUNT OF COMPENSATING INTEREST                                                        0.00


SECTION 5.03 (x)             CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                          13,704,400.06
                             CLASS INTEREST DISTRIBUTION                                                    2,414,023.26


SECTION 5.03 (x)             OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL:

                                            -------------------------------------------
                                                    CLASS                AMOUNT
                                            -------------------------------------------
                                                     A-1                  0.00
                                                     A-2                  0.00
                                                     A-3                  0.00
                                                     A-4                  0.00
                                                     A-5                  0.00
                                                     A-6                  0.00
                                                     A-7                  0.00
                                                      R                    N/A
                                            -------------------------------------------



SECTION 5.03 (xiv)           WEIGHTED AVERAGE REMAINING TERM TO MATURITY OF THE MORTGAGE LOANS                    196.47
                             WEIGHTED AVERAGE LOAN RATE                                                      9.37893147%


SECTION 5.03 (xv)            SERVICING FEE TO BE PAID TO THE MASTER SERVICER                                  195,266.50
                             REIMBURSEMENT AMOUNT TO BE PAID TO THE CERTIFICATE INSURER                             0.00
                             OTHER AMOUNTS TO BE PAID TO THE CERTIFICATE INSURER                                    0.00


SECTION 5.03 (xvi)           PAYMENTS OR REIMBURSEMENTS TO THE MASTER SERVICER PURSUANT TO SECTION 3.03             0.00




                                                                                      (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

----------------------------------------------------------------------------------------------------------------------------------
                                        BANKBOSTON HOME EQUITY LOAN TRUST
                             HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1998-2
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           01/25/99                                                                                     PAGE #       3
   RECORD DATE:         12/14/98


SECTION 5.03 (xvii)        OVERCOLLATERALIZATION AMOUNT (beginning)                                               592.38
                           OVERCOLLATERALIZATION AMOUNT RELEASE AMOUNT                                              0.00
                           TARGETED OVERCOLLATERALIZATION AMOUNT                                            8,904,152.26
                           DISTRIBUTABLE EXCESS SPREAD                                                      1,012,086.18
                           OVERCOLLATERALIZATION AMOUNT (ending)                                            1,012,678.56


SECTION 5.03 (xviii)       BEGINNING NUMBER OF MORTGAGE LOANS OUTSTANDING                                          6,946
                           ENDING NUMBER OF MORTGAGE LOANS OUTSTANDING                                             6,790


SECTION 5.03 (xx)          NUMBER AND AGGREGATE PRINCIPAL BALANCES OF:


                                           ----------------------------------------------------------------
                                                  CATEGORY               COUNT           AGG. PRIN. BAL.
                                           ----------------------------------------------------------------
                                             1 MONTH DELINQUENT           130                 9,250,872.65
                                            2 MONTHS DELINQUENT            27                 2,001,626.72
                                            3+ MONTHS DELINQUENT           3                    249,147.07
                                                FORECLOSURES               0                          0.00
                                               REO PROPERTIES              0                          0.00
                                                BANKRUPTCIES               7                    423,163.30
                                           ----------------------------------------------------------------


SECTION 5.03 (xxi)         UNPAID PRINCIPAL BALANCE OF LIQUIDATED MORTGAGE LOANS                                    0.00


SECTION 5.03 (xxii)        NET LIQUIDATION PROCEEDS                                                                 0.00


SECTION 5.03 (xxiii)       BOOK VALUE OF REO PROPERTIES                                                             0.00


SECTION 5.03 (xxiv)        HAS A TRIGGER EVENT OCCURRED OR IS A TRIGGER EVENT CONTINUING?                             NO


SECTION 5.03 (xxvi)        AGGREGATE PREMIUM AMOUNT TO BE PAID TO THE CERTIFICATE INSURER                      42,959.00


SECTION 5.03 (xxvii)       MOODY'S RATING OF LONG-TERM DEBT OF THE SELLER                                            Aaa
                           S&P'S RATING OF LONG-TERM DEBT OF THE SELLER                                              AAA


SECTION 5.03 (xxviii)      CUMULATIVE LIQUIDATION LOSSES                                                            0.00
                           90 DAY+ ROLLING AVERAGE                                                            249,147.07


SECTION 5.03 (xxvix)       NUMBER OF MORTGAGE LOANS PURCHASED BY MASTER SERVICER                                    0.00
                           PRINCIPAL BALANCE OF MORTGAGE LOANS PURCHASED BY MASTER SERVICER                         0.00
                           CUMULATIVE NUMBER OF MORTGAGE LOANS PURCHASED BY MASTER SERVICER                         0.00
                           CUMULATIVE PRINCIPAL BALANCE OF MORTGAGE LOANS PURCHASED BY MASTER SERVICER              0.00






                                                                                      (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK


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